UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2014

XYLEM INC.

(Exact name of registrant as specified in its charter)

Indiana	001-35229	45-2080495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 International Drive Rye Brook, New York	10573
(Address of principal executive offices)	(Zip Code)

(914) 323-5700

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As previously announced, on March 17, 2014, Patrick K. Decker, President, Chief Executive Officer and Director of Xylem Inc., received 45,000 restricted stock units (the “Sign-on RSUs”) in recognition of equity awards forfeited in connection with his acceptance of the Company’s offer of employment. The Sign-on RSUs vest in two equal installments on March 17, 2016 and March 17, 2017, subject to the terms of the grant agreement.

The grant agreement for the Sign-on RSUs is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1	Xylem 2011 Omnibus Incentive Plan, Restricted Stock Unit Agreement between Xylem Inc. and Patrick K. Decker

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XYLEM INC.

Date: March 20, 2014	By:	/s/ Michael T. Speetzen
Michael T. Speetzen Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Xylem 2011 Omnibus Incentive Plan, Restricted Stock Unit Agreement between Xylem Inc. and Patrick K. Decker